UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  April 12, 2007

FASTENAL COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)

(507) 454-5374

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 12, 2007, Fastenal Company (the “Company”) issued a press release discussing its financial performance for the fiscal quarter ended March 31, 2007. A copy of that press release is attached as an exhibit to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following is furnished herewith:

(d)	Exhibits

99.1	Press release of Fastenal Company dated April 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2007

FASTENAL COMPANY

By:	/s/ Daniel L. Florness
Daniel L. Florness
Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press release of Fastenal Company dated April 12, 2007	Electronically Filed